Exhibit 10.2

Execution Version
FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 28, 2023 (this “Amendment”), is by and among SCHOLASTIC CORPORATION, a Delaware corporation (the “Holding Company”), and SCHOLASTIC INC., a New York corporation (the “Operating Company”; the Holding Company and the Operating Company are, collectively, the “Borrowers” and, individually, each a “Borrower”), the Lenders (as defined below) party hereto and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

W I T N E S S E T H

WHEREAS, the Borrowers, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and the Agent are parties to that certain Amended and Restated Credit Agreement, dated as of October 27, 2021 (as amended, restated, amended and restated, supplemented, extended, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers have requested that the Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders party hereto are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Article 1
AMENDMENT TO CREDIT AGREEMENT
Clauses (1)(a) and (1)(b) of the definition of “Benchmark Replacement” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(a)    the sum of: (i) Term SOFR and (ii) 0.10% (10 basis points) for Available Tenors of one month’s duration, three months’ duration and six months’ duration, or
(b)    the sum of: (i) Daily Simple SOFR and (ii) 0.10% (10 basis points);
Article 2
CONDITIONS TO EFFECTIVENESS
This Amendment shall be effective as of day and year first above written (the “First Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Agent):

1.1Executed Amendment. The Agent shall have received a copy of this Amendment, duly executed by each Borrower, each Lender and the Agent.
1.2Default. Both before and after giving effect to this Amendment, no Default or Event of Default shall exist.
1.3Fees, Costs and Expenses. The Agent shall have received from the Borrowers such reasonable and documented fees and expenses that are payable in connection with the consummation of the transactions contemplated hereby and Holland & Knight LLP, counsel to the Agent, shall have received from the Borrowers payment of all reasonable and documented outstanding fees and expenses previously incurred and all reasonable and documented fees and expenses incurred in connection with this Amendment.
1.4Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Agent and its counsel.
Article 3
MISCELLANEOUS
1.1Amended Terms. On and after the First Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.
1.2Representations and Warranties of Borrowers. Each Borrower represents and warrants as follows:
(a)The execution, delivery and performance by such Person of this Amendment is within such Person’s organizational powers and has been duly authorized by all necessary organizational, partnership, member or other action, as applicable, as may be necessary or required.
(b)This Amendment has been duly executed and delivered by such Borrower and constitutes such Borrower’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)The execution and delivery by such Person of this Amendment and performance by such Person of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of its certificate or articles of incorporation or organization or other applicable constitutive documents, (b) conflict with or result in any breach or contravention of, or the creation of any lien under, or require any payment to be made under (x) any contractual obligation to which such Person is a party or affecting such Person or the properties of such Person or any subsidiary thereof or (y) any order, injunction, writ or decree of any governmental authority or any arbitral award to which such Person or any subsidiary thereof or its property is subject or (c) violate any law.
(d)Before and after giving effect to this Amendment, (A) all representations and warranties of such Person set forth in the Loan Documents are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality (after giving effect to such materiality qualification)) on and as of the Amendment Effective Date (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality (after giving effect to such materiality qualification)) as of such earlier date), and (B) no Event of Default exists.
(e)The Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.
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1.3Reaffirmation of Obligations. Each Borrower hereby ratifies the Credit Agreement and each other Loan Document to which it is a party, and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and each such Loan Document applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.
1.4Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.
1.5Expenses. The Borrowers agree to pay all reasonable and documented out-of-pocket costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable and documented fees and expenses of the Agent’s legal counsel.
1.6Further Assurances. The Borrowers agree to promptly take such action, upon the request of the Agent, as is necessary to carry out the intent of this Amendment.
1.7Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.
1.8Counterparts; Delivery. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Agent pursuant to procedures approved by it; provided that, without limiting the foregoing, (a) to the extent the Agent has agreed to accept such Electronic Signature, the Agent shall be entitled to rely on any such Electronic Signature without further verification and (b) upon the request of the Agent any Electronic Signature shall be promptly followed by a manually executed, original counterpart.
1.9No Actions, Claims, Etc. As of the date hereof, each of the Borrowers hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Agent, the Lenders, or the Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.
1.10GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING FOR SUCH PURPOSES SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.
1.11Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
1.12Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 8.10 and 8.12 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWERS:

SCHOLASTIC CORPORATION

By: /s/ Tamara Lemanowicz
Name: Tamara Lemanowicz
Title: Vice President and Treasurer

SCHOLASTIC INC.

By: /s/ Tamara Lemanowicz
Name: Tamara Lemanowicz
Title: Vice President and Treasurer

The Associated Press
First Amendment to Credit Agreement
EAST\166244988.2

AGENT:

BANK OF AMERICA, N.A.,
as the Agent

By: /s/ Lisa Berishaj
Name: Lisa Berishaj
Title: Vice President
Scholastic Inc.
First Amendment to Credit Agreement

LENDERS:

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Jana L. Baker
Name: Jana L. Baker
Title: Senior Vice President
Scholastic Inc.
First Amendment to Credit Agreement

TRUIST BANK,
as a Lender

By: /s/ Troy Weaver
Name: Troy Weaver
Title: Managing Director

Scholastic Inc.
First Amendment to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ William A Demilt Jr
Name: WILLIAM A DEMILT, JR
Title: SENIOR VICE PRESIDENT

Scholastic Inc.
First Amendment to Credit Agreement

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Nick Meece
Name: Nick Meece
Title: Associate

Scholastic Inc.
First Amendment to Credit Agreement

CITIBANK, N.A.,
as a Lender

By: /s/ Tony Sood
Name: Tony Sood
Title: Director

Scholastic Inc.
First Amendment to Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Kyle T. O'Reilly
Name: Kyle T. O'Reilly
Title: SVP #23203

Scholastic Inc.
First Amendment to Credit Agreement

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND
as a Lender

By: /s/ Dan O'Donnell
Name: Dan O'Donnell
Title: Senior Manager

By: /s/ Sarah Maguire
Name: Sarah Maguire
Title: Deputy Manager

Scholastic Inc.
First Amendment to Credit Agreement

HSBC UK BANK PLC
as a Lender

By: /s/ Paul Liddelow
Name: Paul Liddelow
Title: Regional Deputy International Subsidiary Banking

Scholastic Inc.
First Amendment to Credit Agreement